UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2008

THE BLACKSTONE GROUP L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 10, 2008, Blackstone issued a press release announcing its agreement in principle to acquire GSO Capital Partners LP and the authorization by the board of directors of Blackstone Group Management L.L.C., the general partner of The Blackstone Group, L.P., of a $500 million unit repurchase program. A copy of the press release is furnished and attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

On January 10, 2008, Blackstone conducted a publicly accessible conference call to discuss its agreement in principle to acquire GSO Capital Partners LP. During the call Mr. Hamilton E. James, President and Chief Operating Officer of Blackstone Group Management L.L.C., the general partner of The Blackstone Group, L.P., discussed the economic and market environment generally as well as some Blackstone specific items. A transcript of the portion of the conference call including such discussion is attached hereto as Exhibit 99.2. All information in the transcript is furnished but not filed.

Forward-Looking Statements

This report, including the exhibits attached hereto, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our prospectus dated June 21, 2007, filed with the SEC in accordance with Rule 424(b) of the Securities Act on June 25, 2007, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report, including the exhibits attached hereto, and in the prospectus. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated January 10, 2008.

Exhibit 99.2	Transcript of portion of The Blackstone Group, L.P.’s conference call, dated January 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Blackstone Group L.P.

By: Blackstone Group Management L.L.C., its general partner

Date: January 10, 2008	By:	/s/ Robert L. Friedman
	Name:	Robert L. Friedman
	Title:	Chief Legal Officer